EXHIBIT 32
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CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven B. Solomon, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of CT Holdings Enterprises, Inc. on Form 10-QSB for the period ended March 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on 10-QSB fairly presents in all material respects the financial condition and results of operations of CT Holdings, Inc.


/s/ STEVEN B. SOLOMON
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Steven B. Solomon
Chief Executive Officer
May 22, 2006



I, Richard Connelly, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of CT Holdings Enterprises, Inc. on Form 10-QSB for the period ended March 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on 10-QSB fairly presents in all material respects the financial condition and results of operations of CT Holdings, Inc.


/s/ RICHARD CONNELLY
--------------------
Richard Connelly
Chief Financial Officer
May 22, 2006